September 8, 2006

Supplement

SUPPLEMENT DATED SEPTEMBER 8, 2006 TO THE STATEMENT OF ADDITIONAL INFORMATION OF
MORGAN STANLEY SELECT DIMENSIONS INVESTMENT SERIES
CLASS X and CLASS Y
Dated May 1, 2006

The following disclosure is hereby added to the end of the second paragraph in the section of the Statement of Additional Information titled ‘‘II. Description of the Fund and Its Investments and Risks — C. Investment Strategies and Risks — Forward Foreign Currency Exchange Contracts’’:

Cross-currency hedging transactions involve the sale of one currency against the positive exposure to a different currency. Cross currency hedges may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. For cross currency hedges, there is an additional risk to the extent that these transactions create exposure to currencies in which a Portfolio’s securities are not denominated.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.